EX-99.906CERT

CERTIFICATION

Andrew Rogers, Interm President, and Marc H. Pfeffer, Chief Financial Officer of The Milestone Funds (the “Registrant”), each certify to the best of his or her knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2011 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Interm President

Chief Financial Officer

The Milestone Funds

The Milestone Funds

     /s/   Andrew Rogers

      /s/    Marc H. Pfeffer

Andrew Rogers

Marc H. Pfeffer

Date:

2/6/12

Date:

2/6/12

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to AdvisorOne Funds and will be retained by AdvisorOne Funds and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.